UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2020, we issued a press release announcing our results for the three months ended March 31, 2020.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our first quarter 2020 results on Wednesday, May 6, 2020 at 10 a.m. Eastern Time.

Call-in number for U.S. participants:	1-800-367-2403
International participants:	1-334-777-6978
(No passcode required)

The conference call will be available via webcast and can be accessed from the investor relations page of our website at venatorcorp.com/investor-relations.

The conference call will be available for replay beginning May 6, 2020 and ending May 13, 2020. The call-in numbers for the replay are as follows:

Within the U.S.:	1-888-203-1112
International participants:	1-719-457-0820
Replay code:	5191172

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at venatorcorp.com/investor-relations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

99.1	Press Release dated May 6, 2020 regarding first quarter 2020 earnings
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: May 6, 2020